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                                    Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 16, 1998



                                 HORIZON BANCORP
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        INDIANA                                               35-1562417
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State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization                              Identification No.)

                 515 Franklin St., Michigan City, Indiana 46360
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code 219-879-0211
                                                            ------------



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Item 4.  Change in Independent Accountants


(a) Effective June 16, 1998, the Registrant terminated Arthur Andersen, LLP as its independent accounting firm. The termination of Arthur Andersen, LLP was approved by the Audit committee of the Board of Directors of the Registrant.

         Arthur Andersen LLP's report on the financial statements of the Registrant for each of the last two fiscal years neither contained an adverse opinion or a disclaimer opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and the interim period through June 16, 1998, there were no disagreements or "reportable events" with Arthur Andersen LLP as described in Items 304
         (a) (1) (iv) and (v) of Regulation S-K.

         Accordingly, Arthur Andersen LLP has not advised the Registrant of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements, (ii) any information which would cause Arthur Andersen LLP to no longer rely on management's representations, or that Arthur Andersen LLP was unwilling to be associated with the financial statements prepared by management, (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, or (iv) any information that has come to the attention of Arthur Andersen LLP that is concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) Effective June 16, 1998, the Registrant engaged Olive LLP as its independent accounting firm. Neither the Registrant nor any of its subsidiaries has had any prior relationships with Olive LLP.


Item 7.  Exhibit List

         Exhibit 99(a)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HORIZON BANCORP



Date:   June 24, 1998                    By: /s/ Diana E. Taylor
                                             -----------------------
                                             Name:  Diana E. Taylor
                                             Title: Vice President and Chief
                                                    Financial Officer